Exhibit 99.1

MARTEN TRANSPORT ANNOUNCES FOURTH QUARTER AND YEAR END RESULTS

Reports highest operating revenue and operating income for any quarter and year in Marten’s history

MONDOVI, Wis., January 25, 2022 (GLOBE NEWSWIRE) -- Marten Transport, Ltd. (Nasdaq/GS:MRTN) today reported a 26.1% improvement in net income to $24.7 million, or 30 cents per diluted share, for the fourth quarter ended December 31, 2021, from $19.6 million, or 24 cents per diluted share, for the fourth quarter of 2020. The fourth-quarter earnings also improved sequentially from 2021 third-quarter net income of $21.3 million, or 26 cents per diluted share. For the year ended December 31, 2021, net income improved 22.9% to $85.4 million, or $1.02 per diluted share, from $69.5 million, or 84 cents per diluted share, for 2020.

Operating Results Comparison

	Percentage	Percentage	Percentage	Percentage
	Increase	Increase	Increase	Increase
	Three Months	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2021 vs. 2020	2021 vs. 2020	2020 vs. 2019	2019 vs. 2018

Operating revenue	17.4%	11.4%	3.7%	7.1%

Operating revenue, net of fuel surcharges	12.5%	8.3%	6.8%	8.6%

Operating income	20.0%	19.8%	21.9%	8.7%

Net income	26.1%	22.9%	13.8%	11.0%

Operating revenue for each of the quarter and year ended December 31, 2021 was the highest amount for any quarter and year in Marten’s 76-year history. Operating revenue improved 17.4% to $266.9 million for the fourth quarter of 2021 from $227.3 million for the fourth quarter of 2020, and improved 11.4% to $973.6 million for 2021 from $874.4 million for 2020. Excluding fuel surcharges, operating revenue improved 12.5% to $232.9 million for the 2021 quarter from $207.0 million for the 2020 quarter, and improved 8.3% to $855.9 million for 2021 from $790.6 million for 2020. Fuel surcharge revenue increased to $34.0 million for the 2021 quarter from $20.4 million for the 2020 quarter, and increased to $117.7 million for 2021 from $83.8 million for 2020 due to significantly higher fuel prices.

Operating income for each of the quarter and year ended December 31, 2021 was also the highest amount for any quarter and year in Marten’s history. Operating income improved 20.0% to $30.7 million for the fourth quarter of 2021 from $25.6 million for the fourth quarter of 2020. Operating income improved 19.8% to $111.7 million for 2021 from $93.2 million for 2020.

Operating expenses as a percentage of operating revenue improved to 88.5% for the fourth quarter of 2021 from 88.8% for the fourth quarter of 2020. Operating expenses as a percentage of operating revenue, with both amounts net of fuel surcharges, improved to 86.8% from 87.7%.

Operating expenses as a percentage of operating revenue improved to 88.5% for 2021 from 89.3% for 2020. Operating expenses as a percentage of operating revenue, with both amounts net of fuel surcharges, improved to 87.0%, the best ratio for any year since Marten became a public company in 1986, from 88.2%.

Executive Chairman Randolph L. Marten stated, “Marten’s bright and determined people consistently produce strong profitable growth, to be continued…”

Operating Results throughout the Pandemic – Percentage Increase Over Same Quarter of Prior Year

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

Operating revenue	0.1%	0.5%	4.7%	2.0%	9.4%	16.3%	17.4%

Operating revenue, net of fuel surcharges	4.7%	3.8%	8.8%	2.5%	5.0%	12.8%	12.5%

Operating income	26.6%	21.8%	36.0%	33.1%	12.9%	16.8%	20.0%

Net income	19.4%	8.8%	24.5%	31.3%	18.1%	17.9%	26.1%

Current Investor Presentation

Marten Transport, with headquarters in Mondovi, Wis., is a multifaceted business offering a network of refrigerated and dry truck-based transportation capabilities across the Company’s five distinct business platforms - Truckload, Dedicated, Intermodal, Brokerage and MRTN de Mexico. Marten is one of the leading temperature-sensitive truckload carriers in the United States, specializing in transporting and distributing food, beverages and other consumer packaged goods that require a temperature-controlled or insulated environment. The Company offers service in the United States, Canada and Mexico, concentrating on expedited movements for high-volume customers. Marten’s common stock is traded on the Nasdaq Global Select Market under the symbol MRTN.

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include a discussion of Marten’s prospects for future growth and by their nature involve substantial risks and uncertainties, and actual results may differ materially from those expressed in such forward-looking statements. Important factors known to the Company that could cause actual results to differ materially from those discussed in the forward-looking statements are discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACTS: Tim Kohl, Chief Executive Officer, and Jim Hinnendael, Executive Vice President and Chief Financial Officer, of Marten Transport, Ltd., 715-926-4216.

MARTEN TRANSPORT, LTD.

CONSOLIDATED CONDENSED BALANCE SHEETS

	December 31,	December 31,
(In thousands, except share information)	2021	2020
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$56,995	$66,127
Receivables:
Trade, net	99,003	83,426
Other	6,971	4,202
Prepaid expenses and other	23,980	21,903
Total current assets	186,949	175,658

Property and equipment:
Revenue equipment, buildings and land, office equipment and other	956,476	930,123
Accumulated depreciation	(274,199)	(275,950)
Net property and equipment	682,277	654,173
Other noncurrent assets	1,464	1,805
Total assets	$870,690	$831,636

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,150	$25,702
Insurance and claims accruals	42,014	39,595
Accrued and other current liabilities	31,395	24,497
Total current liabilities	93,559	89,794
Deferred income taxes	125,163	121,098
Noncurrent operating lease liabilities	291	411
Total liabilities	219,013	211,303

Stockholders’ equity:
Preferred stock, $.01 par value per share; 2,000,000 shares authorized; no shares issued and outstanding	-	-
Common stock, $.01 par value per share; 192,000,000 shares authorized; 83,034,404 shares at December 31, 2021, and 82,705,005 shares at December 31, 2020, issued and outstanding	830	827
Additional paid-in capital	85,718	85,070
Retained earnings	565,129	534,436
Total stockholders’ equity	651,677	620,333
Total liabilities and stockholders’ equity	$870,690	$831,636

MARTEN TRANSPORT, LTD.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months		Year
	Ended December 31,		Ended December 31,
(In thousands, except per share information)	2021	2020	2021	2020

Operating revenue	$266,876	$227,333	$973,644	$874,374

Operating expenses (income):
Salaries, wages and benefits	88,577	79,121	317,962	300,155
Purchased transportation	54,592	40,937	193,221	154,613
Fuel and fuel taxes	36,435	24,700	131,288	98,133
Supplies and maintenance	11,592	11,314	45,459	47,815
Depreciation	25,964	25,914	102,562	102,893
Operating taxes and licenses	2,498	2,837	10,534	10,840
Insurance and claims	10,649	12,294	41,987	47,454
Communications and utilities	2,030	2,050	8,350	8,011
Gain on disposition of revenue equipment	(4,436)	(2,834)	(16,295)	(8,733)
Gain on disposition of facility	-	-	-	(1,718)
Other	8,298	5,442	26,887	21,665

Total operating expenses	236,199	201,775	861,955	781,128

Operating income	30,677	25,558	111,689	93,246

Other	(16)	(13)	(43)	(140)

Income before income taxes	30,693	25,571	111,732	93,386

Income taxes expense	5,963	5,967	26,304	23,886

Net income	$24,730	$19,604	$85,428	$69,500

Basic earnings per common share	$0.30	$0.24	$1.03	$0.84

Diluted earnings per common share	$0.30	$0.24	$1.02	$0.84

Dividends declared per common share	$0.04	$0.54	$0.66	$0.633

MARTEN TRANSPORT, LTD.

SEGMENT INFORMATION

(Unaudited)

			Dollar	Percentage
			Change	Change
	Three Months		Three Months	Three Months
	Ended		Ended	Ended
	December 31,		December 31,	December 31,
(Dollars in thousands)	2021	2020	2021 vs. 2020	2021 vs. 2020
Operating revenue:
Truckload revenue, net of fuel surcharge revenue	$91,848	$87,460	$4,388	5.0%
Truckload fuel surcharge revenue	14,345	8,733	5,612	64.3
Total Truckload revenue	106,193	96,193	10,000	10.4

Dedicated revenue, net of fuel surcharge revenue	73,928	71,313	2,615	3.7
Dedicated fuel surcharge revenue	14,994	9,670	5,324	55.1
Total Dedicated revenue	88,922	80,983	7,939	9.8

Intermodal revenue, net of fuel surcharge revenue	23,275	20,817	2,458	11.8
Intermodal fuel surcharge revenue	4,627	1,959	2,668	136.2
Total Intermodal revenue	27,902	22,776	5,126	22.5

Brokerage revenue	43,859	27,381	16,478	60.2

Total operating revenue	$266,876	$227,333	$39,543	17.4%

Operating income:
Truckload	$14,750	$11,270	$3,480	30.9%
Dedicated	8,321	9,900	(1,579)	(15.9)
Intermodal	3,328	2,166	1,162	53.6
Brokerage	4,278	2,222	2,056	92.5
Total operating income	$30,677	$25,558	$5,119	20.0%

Operating ratio:
Truckload	86.1%	88.3%
Dedicated	90.6	87.8
Intermodal	88.1	90.5
Brokerage	90.2	91.9
Consolidated operating ratio	88.5%	88.8%

MARTEN TRANSPORT, LTD.

SEGMENT INFORMATION

(Unaudited)

			Dollar	Percentage
			Change	Change
	Year		Year	Year
	Ended		Ended	Ended
	December 31,		December 31,	December 31,
(Dollars in thousands)	2021	2020	2021 vs. 2020	2021 vs. 2020
Operating revenue:
Truckload revenue, net of fuel surcharge revenue	$346,289	$342,357	$3,932	1.1%
Truckload fuel surcharge revenue	50,377	36,791	13,586	36.9
Total Truckload revenue	396,666	379,148	17,518	4.6

Dedicated revenue, net of fuel surcharge revenue	276,883	271,550	5,333	2.0
Dedicated fuel surcharge revenue	52,559	38,234	14,325	37.5
Total Dedicated revenue	329,442	309,784	19,658	6.3

Intermodal revenue, net of fuel surcharge revenue	87,468	79,944	7,524	9.4
Intermodal fuel surcharge revenue	14,777	8,789	5,988	68.1
Total Intermodal revenue	102,245	88,733	13,512	15.2

Brokerage revenue	145,291	96,709	48,582	50.2

Total operating revenue	$973,644	$874,374	$99,270	11.4%

Operating income:
Truckload	$51,032	$39,637	$11,395	28.7%
Dedicated	36,395	40,909	(4,514)	(11.0)
Intermodal	9,479	5,730	3,749	65.4
Brokerage	14,783	6,970	7,813	112.1
Total operating income	$111,689	$93,246	$18,443	19.8%

Operating ratio:
Truckload	87.1%	89.5%
Dedicated	89.0	86.8
Intermodal	90.7	93.5
Brokerage	89.8	92.8
Consolidated operating ratio	88.5%	89.3%

MARTEN TRANSPORT, LTD.

OPERATING STATISTICS

(Unaudited)

	Three Months		Year
	Ended December 31,		Ended December 31,
	2021	2020	2021	2020
Truckload Segment:
Revenue (in thousands)	$106,193	$96,193	$396,666	$379,148
Average revenue, net of fuel surcharges, per tractor per week(1)	$4,663	$4,116	$4,315	$3,926
Average tractors(1)	1,499	1,617	1,539	1,668
Average miles per trip	515	526	516	547
Non-revenue miles percentage(2)	10.4%	10.4%	10.1%	10.7%
Total miles (in thousands)	35,679	40,185	147,192	165,267

Dedicated Segment:
Revenue (in thousands)	$88,922	$80,983	$329,442	$309,784
Average revenue, net of fuel surcharges, per tractor per week(1)	$3,592	$3,350	$3,377	$3,316
Average tractors(1)	1,566	1,620	1,572	1,566
Average miles per trip	330	303	322	305
Non-revenue miles percentage(2)	1.2%	0.7%	1.0%	0.7%
Total miles (in thousands)	32,491	34,044	128,256	132,597

Intermodal Segment:
Revenue (in thousands)	$27,902	$22,776	$102,245	$88,733
Loads	8,102	8,708	32,987	36,444
Average tractors	152	125	143	106

Brokerage Segment:
Revenue (in thousands)	$43,859	$27,381	$145,291	$96,709
Loads	19,345	13,928	66,512	58,986

At December 31, 2021 and December 31, 2020:
Total tractors(1)	3,204	3,331
Average age of company tractors (in years)	1.4	1.6
Total trailers	5,299	5,395
Average age of company trailers (in years)	3.3	3.0
Ratio of trailers to tractors(1)	1.7	1.6
Total refrigerated containers	634	433

	Three Months		Year
	Ended December 31,		Ended December 31,
(In thousands)	2021	2020	2021	2020

Net cash provided by operating activities	$43,295	$34,891	$171,204	$189,598
Net cash (used for) investing activities	(21,592)	(12,577)	(123,734)	(106,325)
Net cash (used for) financing activities	(48,608)	(44,466)	(56,602)	(48,607)

Weighted average shares outstanding:
Basic	82,983	82,690	82,872	82,527
Diluted	83,420	83,311	83,408	83,164

(1)	Includes tractors driven by both company-employed drivers and independent contractors. Independent contractors provided 93 and 143 tractors as of December 31, 2021 and 2020, respectively.

(2)	Represents the percentage of miles for which the company is not compensated.